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                                                                    Exhibit 23.2


                       Consent of Independent Accountants
                       ----------------------------------


We consent to the use in this Registration Statement on Form S-4 of Mercantile Bancorporation Inc., and the Prospectus which is a part thereof, of our report dated September 7, 1995 on the December 31, 1994 consolidated financial statements of First Sterling Bancorp, Inc. We also consent to the reference to us under the heading "Experts" in the Prospectus.

                                           /s/ Crowe Chizek and Company
Oak Brook, Illinois
October 27, 1995